Loans Payable	6 Months Ended
Jun. 30, 2011
Loans Payable [Abstract]
Loans Payable
Note 6 Loans Payable

(A)	Loans Payable - Related Party

On August 28, 2010, the Company's then Chief Executive Officer, who is now a director, loaned the Company $20,000. The loan is non interest bearing, unsecured and due August 15, 2011.

On March 8, 2011, an entity affiliated with the Company's then Chief Executive Officer, who is now a director, loaned the Company $25,000. The loan is non interest bearing, unsecured and due March 8, 2012.

(B)  Loans Payable - Stockholder

In 2008, the Company entered into an agreement with a stockholder that advanced $49,831.  The same stockholder advanced an additional $56,869 during 2009.  These advances were non-interest bearing, unsecured, and due on demand. In November 2009, the stockholder exchanged their outstanding debt, totaling $106,700, for 1,067,000 shares of common stock ($0.10/share).  There was no gain or loss recorded on this debt conversion.